Exhibit 10.7

REAFFIRMATION AND RATIFICATION AGREEMENT AND AMENDMENT

October __, 2005

Laurus Master Fund, Ltd.

c/o Laurus Capital Management, LLC

825 Third Avenue

New York, New York 10022

Ladies and Gentlemen:

Reference is made to the (a) Subsidiary Guaranty dated as of September 29, 2004 made by Springfield Coach Industries Corporation, Inc. (“Springfield”), Commercial Transportation Manufacturing Corp. (“CTMC”), Coach Financial Services, Inc. (“Coach Financial”) and Springfield Coach Builders, Inc., (“Builders”), Subcontracting Concepts, Inc – NY (“SCI-NY”), Subcontracting Concepts, Inc.- CT (“SCI-CT”), SCI Two Wheel, Inc (“Two-Wheel”) and Corporate Development Services, Inc. (“CDS”, and together with Springfield, CTMC, Coach Financial, Builders, SCI-NY, SCI-CT, Two-Wheel and CDS, the “Subsidiaries”) in favor of Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”) (as amended, modified or supplemented from time to time, the “Subsidiary Guaranty”), (b) Master Security Agreement dated as of September 29, 2004 made by Coach Industries Group, Inc., a Nevada corporation (the “Company”) and the Subsidiaries in favor of Laurus (as amended, modified or supplemented from time to time, the “Master Security Agreement”) and (c) Stock Pledge Agreement dated as of September 29, 2004 made by the Company and the Subsidiaries in favor of Laurus (as amended, modified or supplemented from time to time, the “Stock Pledge Agreement”) (the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement, collectively, the “Existing Security and Guaranty Agreements”).

To induce Laurus to provide additional financial accommodations to the Company evidenced by (i) that certain Secured Term Note, dated October __, 2005, made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the “Note”), (ii) the Purchase Agreement referred to in the Note (as amended, modified or supplemented from time to time, the “Purchase Agreement”) and (iii) the Related Agreements referred to in, and defined in, the Purchase Agreement (the agreements set forth in the preceding clauses (i) through (iii), inclusive, collectively, the “2005 Agreements”), the Company and each Subsidiary hereby:

(a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of the 2005 Agreements and the documents, instruments and agreements entered into in connection therewith;

(b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, the Company and each Subsidiary under the 2005 Agreements are (i) “Obligations” under, and as defined in the Subsidiary Guaranty, (ii) “Obligations” under, and as defined in, the Master Security Agreement and (iii) “Indebtedness” under, and as defined in, the Stock Pledge Agreement;

(c) acknowledges, ratifies and confirms that the 2005 Agreements are “Documents” under, and as defined in, each of the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement;

(d) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements are in full force and effect as of the date hereof and shall remain in full force and effect after giving effect to the execution and effectiveness of the 2005 Agreements;

(e) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any Existing Security and Guaranty Agreement; and

(f) acknowledges, ratifies and confirms the grant by the Company and each Subsidiary to Laurus of a security interest in the assets of (including the equity interests owned by) the Company and each of the Subsidiaries, respectively, as more specifically set forth in the Existing Security and Guaranty Agreements.

The Company, each Subsidiary and Laurus hereby agree that this letter agreement shall constitute a “Related Agreement” under, and as defined in, each of the Securities Purchase Agreement (as defined in the Master Security Agreement) and the Purchase Agreement.

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This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

COACH INDUSTRIES GROUP, INC.

By:

Name:

Title:
Address: 12330 SW 53rd Street, Suite 704 Cooper City, Florida 33330

SPRINGFIELD COACH BUILDERS, INC.

By:

Name:

Title:
Address: 12330 SW 53rd Street, Suite 704 Cooper City, Florida 33330

SPRINGFIELD COACH INDUSTRIES CORPORATION, INC.

By:

Name:

Title:
Address: 12330 SW 53rd Street, Suite 704 Cooper City, Florida 33330

COMMERCIAL TRANSPORTATION MANUFACTURING CORP.

By:

Name:

Title:
Address: 12330 SW 53rd Street, Suite 704 Cooper City, Florida 33330

COACH FINANCIAL SERVICES, INC.

By:

Name:

Title:
Address: 12330 SW 53rd Street, Suite 704 Cooper City, Florida 33330

SUBCONTRACTING CONCEPTS, INC., a New York corporation

By:

Name:

Title:
Address: 12330 SW 53rd Street, Suite 704 Cooper City, Florida 33330

SUBCONTRACTING CONCEPTS, INC., a Connecticut corporation

By:

Name:

Title:
Address: 12330 SW 53rd Street, Suite 704 Cooper City, Florida 33330

SCI TWO-WHEEL, INC.

By:

Name:

Title:
Address: 12330 SW 53rd Street, Suite 704 Cooper City, Florida 33330

CORPORATE DEVELOPMENT SERVICES, INC.

By:

Name:

Title:
Address: 12330 SW 53rd Street, Suite 704 Cooper City, Florida 33330

Acknowledged and Agreed to by:

LAURUS MASTER FUND, LTD.

By:
Name:
Title:

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